UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    November 30, 2004

               MAGNUM HUNTER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-12508	87-0462881
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

600 East Las Colinas Blvd., Suite 1100, Irving, Texas 75039
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         (972) 401-0752

                                                              Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 30, 2004, the Company announced the resignation of Mr. Chris Tong as Sr. Vice President and CFO effective January 1, 2005. The Company has appointed Brad Davis, age 45, to Sr. Vice President and CFO (Interim) to fill the vacancy created by the resignation of Mr. Tong.

Mr. Davis' employment agreement with the Company is attached as Exhibit 10.1 hereto and is incorporated herein by reference. Mr. Tong's employment agreement will terminate effective January 1, 2005.

ITEM 9 - Financial Statements and Exhibits

               Exhibit 10.1     Employment Agreement for Brad Davis, dated September 16, 2002 as amended.

               Exhibit 99.1     Press Release dated November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC. BY: /s/ Morgan F. Johnston Morgan F. Johnston Sr. Vice President, General Counsel and Secretary

Dated:       December 2, 2004